UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 9, 2017 (January 5, 2017)

SPECTRA ENERGY PARTNERS, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5400 Westheimer Court, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 3 to Credit Agreement

On January 5, 2017, Spectra Energy Partners, LP (the “Partnership”) entered into Amendment No. 3 (the “Revolver Amendment”) to the Amended and Restated Credit Agreement dated as of November 1, 2013 (the “Credit Agreement,” as amended by the Revolver Amendment, the “Amended Credit Agreement”) with the lenders and issuing banks named in the Credit Agreement and Citibank, N.A. as the administrative agent.

Pursuant to the Revolver Amendment, effective upon the consummation of the Proposed Merger (as defined below), the merger covenant in the Credit Agreement and the “change of control” event of default in the Credit Agreement shall be automatically amended to permit the Proposed Merger. If the Proposed Merger is not consummated, the Revolver Amendment shall not be effective to amend the Credit Agreement. For purposes hereof, “Proposed Merger” means the proposed merger of Enbridge Inc., a Canadian corporation (“Enbridge”), or any subsidiary thereof, with Spectra Energy Corp (“SE Corp”) pursuant to the Agreement and Plan of Merger dated as of September 5, 2016 among SE Corp, Enbridge and Sand Merger Sub, Inc., a Delaware corporation.

Certain of the lenders under the Amended Credit Agreement and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The foregoing description of the Revolver Amendment is not complete and is qualified in its entirety by reference to the full and complete terms of the Revolver Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Amendment No. 1 to Term Loan Agreement

On January 5, 2017, the Partnership and entered into Amendment No. 1 (the “Term Loan Amendment”) to the Credit Agreement dated as of November 1, 2013 (the “Term Loan Agreement,” as amended by the Term Loan Amendment, the “Amended Term Loan Agreement”) with the lenders named in the Term Loan Agreement and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as the administrative agent.

Pursuant to the Term Loan Amendment, effective upon the consummation of the Proposed Merger, the merger covenant in the Term Loan Agreement and the “change of control” event of default in the Term Loan Agreement shall be automatically amended to permit the Proposed Merger. If the Proposed Merger is not consummated, the Term Loan Amendment shall not be effective to amend the Term Loan Agreement.

Certain of the lenders under the Amended Term Loan Agreement and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The foregoing description of the Term Loan Amendment is not complete and is qualified in its entirety by reference to the full and complete terms of the Term Loan Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 regarding the entry into the Revolver Amendment and the Term Loan Amendment is hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 3 dated January 5, 2017 to Amended and Restated Credit Agreement, dated as of November 1, 2013, by and among Spectra Energy Partners, LP, as Borrower, Citibank, N.A., as Administrative Agent, and the lenders party thereto.

10.2	Amendment No. 1 dated January 5, 2017 to Credit Agreement, dated as of November 1, 2013, by and among Spectra Energy Partners, LP, as Borrower, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP, its general partner

By:	Spectra Energy Partners GP, LLC, its general partner

/s/ Laura J. Buss Sayavedra
Laura J. Buss Sayavedra Vice President and Treasurer

Date: January 9, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amendment No. 3 dated January 5, 2017 to Amended and Restated Credit Agreement, dated as of November 1, 2013, by and among Spectra Energy Partners, LP, as Borrower, Citibank, N.A., as Administrative Agent, and the lenders party thereto.

10.2	Amendment No. 1 dated January 5, 2017 to Credit Agreement, dated as of November 1, 2013, by and among Spectra Energy Partners, LP, as Borrower, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent, and the lenders party thereto.